Exhibit 10.1

GREENWOOD FINANCIAL INC.

FIRST AMENDMENT
TO DEBTOR-IN-POSSESSION LOAN AGREEMENT

This FIRST AMENDMENT TO DEBTOR-IN-POSSESSION LOAN AGREEMENT (this “Amendment”) is dated as of June 7, 2010 and entered into by and among GREENWOOD FINANCIAL INC., a Delaware corporation (“Master Borrower”), ORLEANS HOMEBUILDERS, INC. (“Parent”), each of the other Subsidiaries of Parent identified on Schedule A attached hereto as borrowers (together with Master Borrower and Parent, each a “Borrower” and, collectively, the “Borrowers”), the financial institutions listed on the signature pages hereof (“Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (“Agent”), and is made with reference to that certain Debtor-in-Possession Loan Agreement dated as of April 21, 2010, by and among Borrowers, the Lenders party thereto and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Loan Agreement as specifically provided for herein; and

WHEREAS, Borrowers, Lenders and Agent deem it advisable to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE LOAN AGREEMENT

1.1  Amendments to Article I:  Definitions.

A.  Section 1.1 of the Loan Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order.

“First Amendment” means that certain First Amendment to Debtor-in-Possession Loan Agreement dated as of June 7, 2010.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

B.  Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of Revolving Loan Sublimit and substituting the following therefor:

“Revolving Loan Sublimit” means $25,000,000.

1.2  Amendment to Section 2:  Amounts and Terms of the Commitments, Loans, Letters of Credit and Tri-Party Agreements.

Section 2.1(b)(iii) of the Loan Agreement is hereby amended by deleting it in its entirety.

1.3  Amendments to Section 3:  Matters Relating to Real Estate.

A.  Section 3.2(a) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

B.  “(a)  New Appraisals.  Agent may order (with the Borrowers’ cooperation) updated appraisals for all Projects and the Borrowers shall (i) respond and cooperate with any information or document requests made by any appraiser completing an Appraisal on behalf of the Agent within five (5) Business Days of such request and (ii) pay any and all appraisal costs of Agent.  Each new Appraisal shall be ordered and reviewed by the Agent.  The final Appraisal amount shall be determined by the Agent in accordance with Section 3.2(c).  The time period for compliance with this Section 3.2(a) as provided in the first sentence hereof is in lieu of any notice or grace periods contained in this Agreement or in any other Loan Documents.  Notwithstanding the foregoing, Agent (x) shall not order further appraisals for Projects after the First Amendment Effective Date, (y) to the extent an appraisal has been ordered but the appraisal is not substantially completed (as determined by Agent with agreement of the Majority Revolving Lenders) as of the First Amendment Effective Date, Majority Revolving Lenders shall direct the Agent to cancel such appraisals, and (z) to the extent any appraisal is either substantially complete (as determined by Agent with agreement of the Majority Revolving Lenders) as of the First Amendment Effective Date or cannot be cancelled without payment of substantially all of the costs and expenses that would be paid if the appraisal were to be completed (as determined by Agent with agreement of the Majority Revolving Lenders), such appraisal shall be completed and Borrowers shall comply with their obligation in connection therewith pursuant to clauses (i) and (ii) of this Section 3.2(a).

1.4  Amendments to Section 6 Affirmative Covenants.

A.  Section 6.15(a) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“(a)   Expenses.

(i) At the end of each calendar week, the aggregate actual disbursements made by the Borrowers on items in the Budget other than Permitted Critical Vendor Payments, shall not exceed 125% of the aggregate amount of projected disbursements for that week other than Permitted Critical Vendor Payments plus the Excess Variance Amount from the prior week, as set forth in the Budget (“Excess Variance Amount” being 125% of the cumulative budgeted disbursements through such period less aggregate cumulative actual disbursements other than Permitted Critical Vendor Payments); provided that the Excess Variance Amount shall (i) at no time exceed $3,000,000, and (ii) be reduced to $0 upon the earlier to occur of (A) delivery, approval and implementation of each updated Budget, or (B) six weeks after the delivery of the previously delivered Budget.

(ii) Further, notwithstanding the foregoing, at no time may the outstanding principal amount of outstanding Revolving Loans (excluding Revolving Loans resulting from any draw of a Letter of Credit or Tri-Party Agreement) exceed Revolving Loans projected under the Budget by more than $3,000,000 for more than five (5) Business Days.”

B.  Section 6.16 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“6.16  Other Actions.  Borrowers shall take the following actions as soon as reasonably possible, but not later than the following dates, either:  (i) (a) file their joint disclosure statement and joint plan of reorganization with the Bankruptcy Court not later than July 13, 2010, (b) obtain court approval of their joint disclosure statement not later than August 30, 2010, and (c) obtain confirmation of their plan of reorganization no later than September 28, 2010; or (ii) (a) file its motion under Bankruptcy Code Section 363(b) to sell substantially all assets and approve bidding procedures no later than August 12, 2010, (b) obtain court approval of bidding procedures for such sale not later than September 1, 2010, (c) conduct an auction of all or substantially all of the Borrowers’ assets not later than October 5, 2010; (d) obtain court approval of such sale to the successful bidder not later than October 6, 2010; and (e) close sales transaction and receipt of Lenders of sale proceeds not later than October 18, 2010.  Notwithstanding the foregoing, the aforementioned dates may be extended by thirty (30) days at the discretion of the Majority Revolving Lenders.

1.5  Amendments to Section 7: Negative Covenants.

A.  Section 7.13 of the Loan Agreement is hereby amended by deleting the reference to “Agent and Majority Revolving Lenders” in clause (i) thereof and substituting “Majority Revolving Lenders or Agent at the direction of Majority Revolving Lenders” therefor.

B.  Section 7.20 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“7.20  Construction.  The Borrowers shall not initiate, begin or continue construction of any Lots or Units (including attached Units) that, as of the Petition Date, the Borrowers have not made significant progress in the construction of such Lot or Unit beyond the completion of stage 2 (foundation and footing complete); provided, however, that the Majority Revolving Lenders may consent (which consent shall be in writing and may be by e-mail to the CRO and Agent) in their discretion to the construction of such Lots or Units, subject to the Borrowers’ delivery to Agent and Majority Revolving Lenders of a schedule, in a form reasonably satisfactory to the Majority Revolving Lenders, describing the Lots or Units that the Borrowers seek to construct. The Lots and Units upon which construction may occur as of the First Amendment Effective Date are set forth on Schedule 7.20, which schedule may be supplemented by Agent at the direction of Majority Revolving Lenders (which direction may be made by e-mail to the CRO and Agent) to include Lots and Units for which construction has been approved pursuant to this Section 7.20.  The Borrowers shall take whatever action is required to return such Units or Lots to “finished Lot status.”

1.6  Amendments to Section 8: Financial Covenants.

A.  Section 8.2 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting “Intentionally Omitted” therefor.

B.  Section 8.3 of the Loan Agreement is hereby amended by deleting the reference to $5,000,000 and substituting $7,500,000 therefor.

1.7  Amendments to Section 10: Remedies.

The first sentence of Section 10.10 of the Loan Agreement is hereby amended by deleting such sentence in its entirety and substituting the following therefor:

“In the event that there shall occur a sale of the Collateral outside of a sale in the ordinary course of business (regardless of whether an Event of Default has occurred), whether the sale shall occur within the Bankruptcy Cases pursuant to the Bankruptcy Code or under Article 9 of the Uniform Commercial Code or otherwise, each Borrower and Lender hereby agrees that the Agent may credit bid the Indebtedness, or any portion thereof, on behalf of the Lenders.  Any credit bid of the Indebtedness or any portion thereof shall be in the sole discretion of the Majority Revolving Lenders, and the Agent shall submit any credit bid as directed by the Majority Revolving Lenders; provided, however, that Requisite Revolving Lenders shall approve in advance the maximum dollar amount of any such credit bid.”

1.8  Amendments to Section 9: Agent.

Section 11.9 is hereby amended by deleting the reference to “$1,000,000,000” therein and substituting “$250,000,000” therefor.

1.9  Amendments to Section 12: Miscellaneous.

Section 12.15(a)(1) is hereby amended by deleting it in its entirety and substituting the following therefor:

“(i)  The Borrowers shall pay (i) all reasonable out of pocket expenses (including all accrued and unpaid fees and expenses) incurred by (x) the Agent and its Affiliates, and (y) any single Lender designated by Majority Revolving Lenders and such Lender’s Affiliates (such Lender and its Affiliates collectively, the “Contributing Lender”) (including the reasonable legal fees, charges and disbursements of counsel for the Agent and the Contributing Lender), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Agent and the Contributing Lender, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery, and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses (including all accrued and unpaid expenses) incurred by the issuer in connection with the issuance, amendment, renewal or extension of any letter of Credit or Tri-Party Agreement or any demand for payment thereunder and (iii) all out of pocket expenses (including all accrued and unpaid expenses) incurred by the Agent, the Contributing Lender, or the Issuer (including fees, charges and disbursements of any counsel for the Agent, the Contributing Lender or the Issuer), and shall pay all fees and time charges for attorneys who may be employees for the Agent, the Contributing Lender or the Issuer (including all accrued and unpaid fees, charges and disbursements), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit or Tri-Party Agreements issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, Letters of Credit or Tri-Party Agreements.”

Section 2.  CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.  On or before the First Amendment Effective Date, Borrowers shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1.  An incumbency and signature certificate (dated as the date of this Agreement) of the Secretaries, general partners, managers or members (as appropriate) of each Borrower, certifying the names and true signatures of the officers or other authorized Persons of each Borrower authorized to sign this Amendment;

2.  Written notice from the CRO requesting an increase of the Revolving Loan Sublimit to $25,000,000, which the parties hereto acknowledge was delivered prior to the date hereof; and

3.  Copies of this Amendment executed by each Borrower.

B.  Agent and Majority Revolving Lenders shall have executed this Amendment.

C.  Borrowers shall have paid to Agent, all of Agent’s outstanding expenses under the Loan Documents.

Section 3.  BORROWERS’ REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A.  Corporate Power and Authority.  Each Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”).

B.  Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate, partnership or limited liability company action, as appropriate, on the part of each Borrower.

C.  No Conflict.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) require any consent or approval of the shareholders, partners or members of any such entity not already obtained; (ii) contravene such entity’s Organizational Documents; (iii) violate any provision of or cause or result in a breach of or constitute a default under any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such entity; (iv) cause or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which such entity is a party or by which it or its properties may be bound or affected; (v) cause or result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by such Borrower except as contemplated by the Amended Agreement and the Loan Documents; or (vi) violate any provision of any indenture, agreement, or other instrument to which any Borrower or any of their respective properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of said properties or assets.

D.  Governmental Consents.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any authorization, consent, approval, license or exemption of, or any registration, qualification, designation, declaration or a filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, except as have been obtained.

E.  Binding Obligation.  This Amendment has been duly executed and delivered by each Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally.

F.  Incorporation of Representations and Warranties From Loan Documents.  After giving effect to this Amendment, the representations and warranties contained in each Loan Document are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.  Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

Section 4.  MISCELLANEOUS

A.  Reference to and Effect on the Loan Agreement and the Other Loan Documents.

1.  On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof’ or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

2.  Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Loan Agreement or any of the other Loan Documents, or serve to effect a novation of the Indebtedness.

B.  Fees and Expenses.  Borrowers acknowledge that all costs, fees and expenses as described in Section 12.15 of the Amended Agreement incurred by Agent, Contributing Lender, and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

C.  Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.  Applicable Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

E.  Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any facsimiled, electronically transmitted, or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.  This Amendment (other than the provisions of Sections 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers, Agent and Majority Revolving Lenders and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

Corporate Borrowers:	Community Management Service Group, Inc.
OHB Homes, Inc.
OHI Financing, Inc.
Orleans Arizona, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

By:	Lawrence J. Dugan
Name:	Lawrence J. Dugan
Title:	Vice President

Limited Liability Company
Borrowers:	Masterpiece Homes, LLC
OHI PA GP, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC

[Borrowers’ signatures continued on the following page]

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
RHGP, LLC
Wheatley Meadows Associates, LLC

By:	Lawrence J. Dugan
Name:	Lawrence J. Dugan
Title:	Vice President

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP

By:	OHI PA GP, LLC, sole General Partner

	By:	Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

Orleans RHIL, LP
Realen Homes, L.P.
By:	RHGP, LLC, sole General Partner
	By:	Orleans Homebuilders, Inc.,
Authorized Member

By:	Lawrence J. Dugan
Name:	Lawrence J. Dugan
Title:	Vice President

[Borrowers’ signatures continued on the following page]

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

Parent:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	Lawrence J. Dugan
	Name:	Lawrence J. Dugan
	Title:	Vice President

[Agent’s signature continued on the next page]

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

Agent:	Wells Fargo Bank, National Association

	By:	Nathan R. Rantala
	Name:	Nathan R. Rantala
	Title:	Director

[Lenders’ signature continued on the next page]

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

ACCEPTED AND AGREED TO THIS
7thh DAY OF JUNE, 2010:
BANK OF AMERICA, N.A., as
☒ Revolving Lender, Tranche 1 Term Lender and Tranche 2 Term Lender
☒ Tranche 1 Term Lender
By:	Meredith L. Reynolds
	Name:	Meredith L. Reynolds
	Title:	Vice President

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

STRATEGIC VALUE PARTNERS, as
☒ Revolving Lender, Tranche 1 Term Lender and Tranche 2 Term Lender
□ Tranche 1 Term Lender
By:	James L. Varley
	Name:	James L. Varley
	Title:	Authorized Signature

Signature Page to First Amendment to Debtor-In-Possession Loan Agreement

Schedule A  -  Schedule of Borrowers

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

Corporate Borrowers:	Community Management Service Group, Inc.
OHB Homes, Inc.
OHI Financing, Inc.
Orleans Arizona, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Company
Borrowers:	Masterpiece Homes, LLC
OHI PA GP, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.

RHGP, LLC
Wheatley Meadows Associates, LLC

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
Orleans RHIL, LP
Realen Homes, L.P.

Parent:	Orleans Homebuilders, Inc., a Delaware corporation